UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

ALEXANDER & BALDWIN, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street		96801
P. O. Box 3440, Honolulu, Hawaii		(Zip Code)
(Address of principal executive offices)

(808) 525-6611 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Alexander & Baldwin, Inc. (the “Company”) held a special meeting of shareholders on March 9, 2026 (the “Special Meeting”). At the Special Meeting, the Company’s shareholders were asked to vote on three proposals related to the Agreement and Plan of Merger, dated as of December 8, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Tropic Purchaser LLC, a Delaware limited liability company (“Parent”), and Tropic Merger Sub LLC, a Hawaii limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), each of which is described in further detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) and first mailed to shareholders on or about January 23, 2026 (the “Definitive Proxy Statement”). The Merger Agreement provides that, among other things, on the terms and subject to the conditions set forth therein, the Company will merge with and into Merger Sub (the “Merger”).

As of the close of business on January 15, 2026, the record date for the Special Meeting, there were 72,820,075 shares of common stock of the Company, without par value (“common stock”), outstanding and entitled to vote. Each share of common stock was entitled to one vote with respect to each proposal at the Special Meeting. A total of 57,893,672 shares of common stock were represented in person or by proxy, representing 79.50% of the shares of common stock entitled to vote at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. At the Special Meeting, the Company’s shareholders were asked to consider and vote on the following matters:

1.	A proposal to approve the Merger Agreement (the “Merger Agreement Proposal”);

2.	A proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Merger-Related Compensation Proposal”); and

3.	A proposal to approve any adjournment of the Special Meeting, if necessary, for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).

Based on the final, certified voting report provided by the independent inspector of election, the Company’s shareholders approved all proposals considered at the Special Meeting. The table below sets forth the voting results for each proposal.

Proposal 1 – Merger Agreement Proposal

Votes For	Votes Against	Abstentions
57,355,918	424,197	113,557

Proposal 2 – Advisory Merger-Related Compensation Proposal

Votes For	Votes Against	Abstentions
56,435,334	867,723	590,615

Proposal 3 – Adjournment Proposal

Votes For	Votes Against	Abstentions
52,883,903	4,467,787	541,982

Because none of the proposals before the Special Meeting were “routine” matters, there were no broker non-votes occurring in connection with these proposals at the Special Meeting. No other business properly came before the Special Meeting.

Subject to the satisfaction or waiver of all of the conditions to the closing of the Merger in the Merger Agreement, the Merger is expected to be completed on or about March 12, 2026.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements, as defined in the U.S. federal securities laws, which involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. Words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date the statements were made and are neither statements of historical fact nor guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, (i) the risk that the Merger may not be completed on the anticipated terms and timing, or at all, including the risk that the conditions to completion of the Merger may not be satisfied, (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors or officers, including the effects of any outcomes related thereto, (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger, (iv) the Company’s ability to retain and hire key personnel, (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger, (vi) risks related to diverting management’s attention from ongoing business operations, (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance, (viii) certain restrictions under the Merger Agreement that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (ix) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee, (xi) prevailing market conditions and other factors related to the Company’s REIT status and the Company’s business, (xii) the risk factors discussed in Part I, Item 1A of the Company’s most recent Form 10-K under the heading “Risk Factors,” Form 10-Q and other filings with the SEC (which are available via the SEC’s website at www.sec.gov), and (xiii) those risks that are described in the Definitive Proxy Statement that was filed with the SEC. The information in this communication should be evaluated in light of these important risk factors. We do not undertake any obligation to update or review the Company’s forward-looking statements, except as required by law, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER & BALDWIN, INC.

Date: March 9, 2026	By:	/s/ Clayton K.Y. Chun
Clayton K.Y. Chun
Executive Vice President, Chief Financial Officer and Treasurer